UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2019

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange which registered
Common stock, par value $.0015 per share	TECD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On December 10, 2019, Tech Data Corporation issued a press release. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference herein.

This information that is furnished shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information and exhibit in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

The Company will file with the U.S. Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with the proposed Merger. The Company urges its stockholders to read the proxy statement when it becomes available because it will contain important information regarding the proposed merger. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when available) and other documents filed by the Company with the SEC relating to the proposed merger for free by accessing the Company’s website at www.techdata.com via the “SEC Filings” page, by clicking on the link for “About”, and then clicking on the link for “Investor Relations” and selecting “Financials”.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the proposed Merger will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 25, 2019. You can obtain free copies of these documents from the Company using the contact information above.

Cautions Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed merger, including the failure of the Company’s stockholders to approve the proposed merger or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; and the risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the SEC.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated December 10, 2019, issued by Tech Data Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: December 10, 2019	/s/ Charles V. Dannewitz
Charles V. Dannewitz Executive Vice President, & Chief Financial Officer

Exhibit 99.1

NEWS RELEASE

Tech Data Announces Expiration of “Go-Shop” Period

CLEARWATER, Fla., Dec. 10, 2019 – Tech Data (Nasdaq: TECD) today announced the expiration of the “go-shop” period provided for under the terms of the previously announced definitive agreement (the “Merger Agreement”) in which Tiger Midco, LLC (“Parent”), an affiliate of funds managed by affiliates of Apollo Global Management (NYSE: APO), will acquire all of the outstanding shares of Tech Data common stock. The go-shop period expired at 11:59 p.m. ET on Dec. 9, 2019.

Consistent with Tech Data Board of Directors’ commitment to maximizing shareholder value, under the terms of the Merger Agreement, the company and its advisors were permitted to actively solicit and negotiate alternative acquisition proposals from third parties during a limited “go-shop” period beginning on Nov. 12, the date of the Merger Agreement. During the “go-shop” period, representatives of BofA Securities, Inc. (“BofA Securities”), financial advisor to the company, undertook a broad solicitation effort to contact parties that the company and BofA Securities believed might be interested in a possible alternative transaction.

Upon expiration of the go-shop period, pursuant to the Merger Agreement, Tech Data became subject to customary “no-shop” provisions that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to customary “fiduciary out” provisions.

The transaction is not subject to a financing condition and is expected to close in the first half of calendar year 2020, subject to the satisfaction of customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, foreign regulatory approvals and approval by the holders of a majority of the outstanding Tech Data shares.

About Tech Data

Tech Data connects the world with the power of technology. Our end-to-end portfolio of products, services and solutions, highly specialized skills, and expertise in next-generation technologies enable channel partners to bring to market the products and solutions the world needs to connect, grow and advance. Tech Data is ranked No. 88 on the Fortune 500® and has been named one of Fortune’s World’s Most Admired Companies for 10 straight years. To find out more, visit www.techdata.com or follow us on Twitter, LinkedIn, Facebook and Instagram.

About Apollo

Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. Apollo had assets under management of approximately $323 billion as of September 30, 2019 in credit, private equity and real assets funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit www.apollo.com.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Such forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from Tech Data’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Tech Data is unable to predict or control, that may cause Tech Data’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed merger include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed merger, including the failure of Tech Data’s shareholders to approve the proposed merger or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; and the risks, uncertainties, and other factors detailed from time to time in Tech Data’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond Tech Data’s control. Tech Data cautions investors that any forward-looking statements made by Tech Data are not guarantees of future performance. Tech Data disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

Tech Data will file with the SEC and mail to its shareholders a proxy statement in connection with the proposed merger. Tech Data urges its shareholders to read the proxy statement when it becomes available because it will contain important information regarding the proposed merger. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when available) and other documents filed by Tech Data with the SEC relating to the proposed merger for free by accessing Tech Data’s website at www.techdata.com via the “SEC Filings” page, by clicking on the link for “About”, and then clicking on the link for “Investor Relations” and selecting “Financials”.

Participants in the Solicitation

Tech Data and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Tech Data’s shareholders in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed merger will be included in the proxy statement when it is filed with the SEC. You may find additional information about Tech Data’s directors and executive officers in Tech Data’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 25, 2019. You can obtain free copies of these documents from Tech Data using the contact information above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information:

Tech Data Investor Relations:

Arleen Quinones

Corporate Vice President, Investor Relations & Corporate Communications

+1 (727) 532.8866

arleen.quinones@techdata.com

Tech Data Media Relations:

Bobby Eagle

Director, External Communications

+1 (727) 538.5864

bobby.eagle@techdata.com

Apollo Global Management:

For media enquiries please contact:

Joanna Rose

Global Head of Corporate Communications

Apollo Global Management, Inc.

(212) 822-0491

jrose@apollo.com

Charles Zehren

Rubenstein Associates, Inc. for Apollo Global Management, Inc.

(212) 843-8590

czehren@rubenstein.com

For investors please contact:

Gary M. Stein

Head of Investor Relations

Apollo Global Management, Inc.

+1 (212) 822-0467

gstein@apollo.com